UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: July 31*

Date of reporting period: July 31, 2010

**	This Form N-CSR pertains only to the following series of the Registrant: MFS Emerging Markets Debt Fund. The remaining series of the Registrant have a fiscal year end other than July 31. :

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Emerging Markets Debt Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

7/31/10

EMD-ANN

LETTER FROM THE CEO

Dear Shareholders:

After having suffered their biggest declines since the Great Depression, most global markets experienced an impressive resurgence during the latter months of 2009 and the first quarter of 2010. The global economy was able to reap the benefits of two major trends. The first of these was the massive efforts of governments and central banks to increase liquidity in the financial system as they sought to prevent the credit crisis from further affecting the banking system. The second was the move by companies around the world to cut costs and operations to prepare for rapidly changing market conditions. We believe that these moves not only shortened the length of the downturn but also set the stage for recovery.

Even with the significant market gains of 2009 and the early part of 2010, the recovery is unrolling at a moderate pace, with rebounds in the manufacturing sector and corporate America leading the way. Central bankers are proceeding with caution and many have held benchmark interest rates unchanged as they debate the best way to withdraw stimulus measures without disrupting the fragile growth process. Complicating that debate late in the period was the emergence of the European debt crisis and worries about whether this crisis could derail the global recovery. As that crisis unrolled with no clear resolution, risk aversion rose along with volatility. Weakening economic data late in the period added uncertainty to the mix and sparked a retrenchment in global equity markets.

While hurdles remain, we believe that the global economy is proceeding on the road to recovery. As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is at times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with advisors to identify and research investment opportunities. At MFS®, we take particular pride in how well mutual funds can provide a broad range of products that can fit investor needs in any type of market climate.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

September 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Sovereign Emerging Markets	48.1%
Other Government Entity-Emerging Markets Quasi Government	22.9%
Corporate Bonds	16.2%
U.S. Government Securities Hedge (t)	(2.0)%

Composition including fixed income credit quality (a)(i)
AA	0.7%
A	4.2%
BBB	34.6%
BB	29.6%
B	15.0%
CCC	0.4%
D	0.1%
Cash & Other (NR)	15.4%

Portfolio facts (i)
Average Duration (d)	6.1
Average Effective Maturity (m)	11.2 yrs.

Issuer country weightings (i)
Russia	13.6%
United States	12.8%
Brazil	10.6%
Mexico	7.9%
Turkey	7.6%
Argentina	6.1%
Philippines	5.2%
Indonesia	4.8%
Venezuela	4.6%
Other Countries	26.8%

(a)	The rating categories (e.g., AAA) include: (1) debt securities and fixed income structured products which have long-term public ratings; and (2) credit default swaps for which the underlying security has a long-term public rating. All other assets are not rated (NR). All rated securities are assigned a rating in accordance with the following ratings hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. Ratings from Moody’s (e.g., Aaa) are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
The Cash & Other (NR) category includes: cash, other assets less liabilities (including any derivative offsets), short-term securities, and unrated fixed income securities.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

Portfolio Composition – continued

(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(t)	For the purpose of managing the fund’s duration, the fund holds short U.S. Treasury futures with a bond equivalent exposure of (2.0)%, which reduce the fund’s interest rate exposure, but not its credit exposure.

Percentages are based on net assets as of 7/31/10, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended July 31, 2010, Class A shares of the MFS Emerging Markets Debt Fund (the “fund”) provided a total return of 19.39%, at net asset value. This compares with a return of 19.08% for the fund’s benchmark, the JPMorgan Emerging Markets Bond Index Global.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during the reporting period. Prior to the beginning of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the early part of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets had deteriorated more sharply, central banks around the world also cut interest rates dramatically. Early in the period, as several central banks had already approached their lower bound on policy rates, some central banks were implementing quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the middle of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded during the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates. Late in the period, though, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to

Management Review – continued

weaken somewhat. These two dynamics caused most asset prices to retrench significantly, as many questioned the durability of the global recovery.

Contributors to Performance

Relative to the JPMorgan Emerging Markets Bond Index Global, bond selection in Brazil, particularly in Brazilian corporate bonds, boosted relative performance. The fund’s currency exposure to the Brazilian Real also benefited relative returns.

The fund’s overweight position in Kazakhstan and bond selection in Venezuela had a notable positive impact on relative results. The fund’s lesser exposure to Turkish debt and to the Turkish Lira also aided relative returns.

Elsewhere, security selection in Russian bonds and exposure to quasi-sovereign Russian debt helped relative performance. Bond selection in Indonesia, and the fund’s currency exposure to the Indonesian Rupiah, were also key drivers of positive relative results.

Detractors from Performance

During the reporting period, the fund’s shorter duration (d) stance held back relative performance. The fund’s cash position was also a relative detractor. The fund holds cash to buy new holdings and to provide liquidity. In a period when emerging fixed income markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Ward Brown	Matthew Ryan
Portfolio Manager	Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 7/31/10

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 7/31/10

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	3/17/98	19.39%	9.22%	13.18%	N/A
B	5/31/02	18.46%	8.42%	N/A	11.30%
C	5/31/02	18.47%	8.39%	N/A	11.28%
I	3/17/98	19.71%	9.48%	13.41%	N/A
W	5/01/06	19.57%	N/A	N/A	9.42%
R1	12/01/08	18.54%	N/A	N/A	28.87%
R2	12/01/08	19.04%	N/A	N/A	29.45%
R3	12/01/08	19.39%	N/A	N/A	29.79%
R4	12/01/08	19.68%	N/A	N/A	30.11%
Comparative benchmark
JPMorgan Emerging Markets Bond Index Global (f)		19.08%	9.09%	10.49%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.75%)		13.72%	8.17%	12.63%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		14.46%	8.13%	N/A	11.30%
C With CDSC (1% for 12 months) (x)		17.47%	8.39%	N/A	11.28%

Class I, W, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the

Performance Summary – continued

average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

February 1, 2010 through July 31, 2010

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2010 through July 31, 2010.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the

Expense Table – continued

relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 2/01/10	Ending Account Value 7/31/10	Expenses Paid During Period (p) 2/01/10-7/31/10
A	Actual	1.20%	$1,000.00	$1,083.15	$6.20
	Hypothetical (h)	1.20%	$1,000.00	$1,018.84	$6.01
B	Actual	1.96%	$1,000.00	$1,078.96	$10.10
	Hypothetical (h)	1.96%	$1,000.00	$1,015.08	$9.79
C	Actual	1.95%	$1,000.00	$1,079.00	$10.05
	Hypothetical (h)	1.95%	$1,000.00	$1,015.12	$9.74
I	Actual	0.96%	$1,000.00	$1,084.61	$4.96
	Hypothetical (h)	0.96%	$1,000.00	$1,020.03	$4.81
W	Actual	1.06%	$1,000.00	$1,083.99	$5.48
	Hypothetical (h)	1.06%	$1,000.00	$1,019.54	$5.31
R1	Actual	1.96%	$1,000.00	$1,079.69	$10.11
	Hypothetical (h)	1.96%	$1,000.00	$1,015.08	$9.79
R2	Actual	1.47%	$1,000.00	$1,081.63	$7.59
	Hypothetical (h)	1.47%	$1,000.00	$1,017.50	$7.35
R3	Actual	1.21%	$1,000.00	$1,083.16	$6.25
	Hypothetical (h)	1.21%	$1,000.00	$1,018.79	$6.06
R4	Actual	1.03%	$1,000.00	$1,084.49	$5.32
	Hypothetical (h)	1.03%	$1,000.00	$1,019.69	$5.16

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

7/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 84.9%

Issuer	Shares/Par	Value ($)
Foreign Bonds - 84.9%
Argentina - 6.0%
Republic of Argentina, 8.75%, 2017	$20,013,000	$18,752,181
Republic of Argentina, 8.28%, 2033	10,025,352	7,769,648
Republic of Argentina, 2.5% to 2019, 3.75% to 2029, 5.25% to 2038	101,072,000	38,660,040
Republic of Argentina, FRN, 0.389%, 2012	77,882,175	71,339,242
Republic of Argentina, FRN, 8.28%, 2033	28,366,404	21,983,963

		$158,505,074
Brazil - 9.5%
Banco BMG S.A., 8.875%, 2020 (z)	$6,353,000	$6,354,957
Banco do Brasil (Cayman Branch), 6%, 2020 (n)	8,410,000	9,097,563
Banco do Brasil (Cayman Branch), 6%, 2020	1,900,000	2,055,335
Banco PanAmericano S.A., 8.5%, 2020	100,000	106,000
Banco PanAmericano S.A., 8.5%, 2020 (n)	5,753,000	6,098,180
Banco Votorantim S.A., 7.375%, 2020	100,000	103,750
Banco Votorantim S.A., 7.375%, 2020 (n)	17,997,000	18,671,887
BFF International Ltd., 7.25%, 2020	1,281,000	1,322,633
BFF International Ltd., 7.25%, 2020 (n)	8,242,000	8,509,865
BNDES Participacoes S.A., 6.5%, 2019 (n)	3,474,000	3,886,537
BNDES Participacoes S.A., 5.5%, 2020 (n)	4,193,000	4,371,202
BNDES Participacoes S.A., 5.5%, 2020	500,000	521,250
Braskem S.A., 7%, 2020 (z)	6,173,000	6,234,730
CCL Finance Ltd., 9.5%, 2014	4,117,000	4,796,305
CCL Finance Ltd., 9.5%, 2014 (n)	6,812,000	7,935,980
Cosan Finance Ltd., 7%, 2017	7,073,000	7,532,745
CSN Resources S.A., 6.5%, 2020 (z)	14,933,000	15,082,330
Dasa Finance Corp., 8.75%, 2018	4,239,000	4,599,315
ELETROBRAS S.A., 6.875%, 2019	4,996,000	5,670,460
Federative Republic of Brazil, 6%, 2017	6,584,000	7,456,380
Federative Republic of Brazil, 4.875%, 2021	14,847,000	15,366,645
Federative Republic of Brazil, 8.875%, 2024	3,323,000	4,652,200
Federative Republic of Brazil, 8.25%, 2034	14,176,000	19,633,760
Fibria Overseas Finance Ltd., 7.5%, 2020 (n)	6,011,000	6,251,440
Gerdau Holdings, Inc., 7%, 2020 (n)	2,968,000	3,160,920
Globo Communicacoes e Participacoes S.A., 6.25%, 2049 (z)	5,547,000	5,602,470
Globo Communicacoes e Participacoes S.A., 6.25%, 2049	7,521,000	7,596,210

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Foreign Bonds - continued
Brazil - continued
GOL Finance LLP, 9.25%, 2020 (z)		$9,121,000	$9,235,012
Independencia International Ltd., 12%, 2016 (z)		19	5
Letras do Tesouro Nacional, 0%, 2010	BRL	5,686,000	3,175,635
Net Servicos de Comunicacao S.A., 7.5%, 2020 (n)		$6,767,000	7,484,302
Net Servicos de Comunicacao S.A., 7.5%, 2020		1,800,000	1,990,800
Odebrecht Finance Ltd., 7%, 2020 (n)		2,363,000	2,475,242
Petrobras International Finance Co., 7.875%, 2019		9,387,000	11,309,711
Rearden G Holdings Eins GmbH, 7.875%, 2020 (n)		5,254,000	5,411,620
Rearden G Holdings Eins GmbH, 7.875%, 2020		2,469,000	2,543,070
Telemar Norte Leste S.A., 9.5%, 2019 (n)		1,410,000	1,744,875
Telemar Norte Leste S.A., 9.5%, 2019		3,286,000	4,066,425
Vale Overseas Ltd., 6.875%, 2039		12,643,000	13,937,580
Votorantim Participacoes S.A., 6.75%, 2021 (n)		4,941,000	5,052,173

			$251,097,499
Chile - 1.1%
Colbun S.A., 6%, 2020 (n)		$9,568,000	$10,012,606
Colbun S.A., 6%, 2020		1,000,000	1,046,468
Enersis S.A., 7.4%, 2016		3,344,000	3,903,003
Sociedad Quimica y Minera de Chile S.A., 6.125%, 2016		4,432,000	4,848,945
Sociedad Quimica y Minera de Chile S.A., 5.5%, 2020		200,000	205,173
Sociedad Quimica y Minera de Chile S.A., 5.5%, 2020 (n)		9,697,000	9,947,823

			$29,964,018
China - 1.5%
Citic Resources Holdings Ltd., 6.75%, 2014		$20,571,000	$20,622,428
Country Garden Holdings Co. Ltd., 11.25%, 2017 (n)		3,799,000	3,817,995
Lumena Resources Corp., 12%, 2014 (n)		6,543,000	5,790,555
Lumena Resources Corp., 12%, 2014		1,592,000	1,408,920
Sino-Forest Corp., 10.25%, 2014 (n)		1,068,000	1,174,800
Sino-Forest Corp., 10.25%, 2014		6,892,000	7,581,200

			$40,395,898
Colombia - 2.2%
Ecopetrol S.A., 7.625%, 2019		$7,458,000	$8,725,860
Pacific Rubiales Energy Corp., 8.75%, 2016		528,000	580,800
Pacific Rubiales Energy Corp., 8.75%, 2016 (n)		5,329,000	5,861,900
Republic of Colombia, 7.375%, 2019		6,000,000	7,335,000
Republic of Colombia, 7.75%, 2021	COP	8,245,000,000	4,970,773
Republic of Colombia, 8.125%, 2024		$4,775,000	6,135,875
Republic of Colombia, 7.375%, 2037		10,342,000	12,875,790

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Foreign Bonds - continued
Colombia - continued
Republic of Colombia, FRN, 2.234%, 2015	$11,770,000	$12,028,940

		$58,514,938
Croatia - 1.3%
Republic of Croatia, 6.75%, 2019 (n)	$3,394,000	$3,657,999
Republic of Croatia, 6.75%, 2019	1,218,000	1,312,741
Republic of Croatia, 6.625%, 2020	500,000	536,407
Republic of Croatia, 6.625%, 2020 (z)	25,952,000	27,841,643

		$33,348,790
Dominican Republic - 0.6%
Dominican Republic, 7.5%, 2021 (n)	$9,822,000	$10,337,655
Dominican Republic, 7.5%, 2021	250,000	263,125
Dominican Republic, 8.625%, 2027	4,414,000	4,866,435

		$15,467,215
El Salvador - 0.5%
Republic of El Salvador, 7.375%, 2019	$200,000	$217,000
Republic of El Salvador, 7.375%, 2019 (n)	3,666,000	3,977,610
Republic of El Salvador, 7.75%, 2023	5,463,000	5,891,845
Republic of El Salvador, 8.25%, 2032	1,833,000	1,984,223

		$12,070,678
Ghana - 0.2%
Republic of Ghana, 8.5%, 2017	$4,505,000	$4,925,767

Hong Kong - 0.4%
Bank of China (Hong Kong) Ltd., 5.55%, 2020 (n)	$11,592,000	$11,975,208

India - 0.3%
State Bank of India, 4.5%, 2015 (z)	$7,366,000	$7,464,704

Indonesia - 4.7%
Berau Capital Resources, 12.5%, 2015 (z)	$7,428,000	$7,832,826
Indosat Palapa Co. B.V., 7.375%, 2020 (z)	3,981,000	4,160,145
Majapahit Holding B.V., 7.75%, 2016	2,795,000	3,186,300
Majapahit Holding B.V., 8%, 2019	400,000	466,000
Majapahit Holding B.V., 8%, 2019 (n)	5,015,000	5,842,475
Majapahit Holding B.V., 7.75%, 2020	3,600,000	4,167,000
Majapahit Holding B.V., 7.75%, 2020 (n)	16,648,000	19,270,060
PT Bakrie Telecom Tbk., 11.5%, 2015 (n)	5,975,000	5,825,625
PT Bakrie Telecom Tbk., 11.5%, 2015	200,000	195,000

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Foreign Bonds - continued
Indonesia - continued
Republic of Indonesia, 6.875%, 2018 (n)		$1,808,000	$2,115,360
Republic of Indonesia, 6.875%, 2018		6,961,000	8,144,370
Republic of Indonesia, 11.625%, 2019 (n)		4,849,000	7,297,745
Republic of Indonesia, 5.875%, 2020 (n)		13,495,000	14,911,975
Republic of Indonesia, 5.875%, 2020		2,009,000	2,219,945
Republic of Indonesia, 8.5%, 2035		6,551,000	8,999,109
Republic of Indonesia, 7.75%, 2038		14,981,000	19,138,228
Sertifikat Bank Indonesia, 0%, 2010	IDR	94,000,000,000	10,442,840

			$124,215,003
Jamaica - 0.5%
Digicel Group Ltd., 12%, 2014 (n)		$1,615,000	$1,833,025
Digicel Group Ltd., 8.875%, 2015		3,147,000	3,198,139
Digicel Group Ltd., 10.5%, 2018 (n)		7,300,000	7,811,000

			$12,842,164
Kazakhstan - 2.9%
Intergas Finance B.V., 6.375%, 2017		$4,110,000	$4,233,300
Kazatomprom, 6.25%, 2015 (n)		15,462,000	16,471,669
KazMunaiGaz Finance B.V., 8.375%, 2013		4,285,000	4,732,354
KazMunaiGaz Finance B.V., 8.375%, 2013 (n)		2,161,000	2,386,608
KazMunaiGaz Finance B.V., 11.75%, 2015		14,104,000	17,788,670
KazMunaiGaz Finance B.V., 11.75%, 2015 (n)		10,250,000	12,927,812
KazMunaiGaz Finance B.V., 7%, 2020 (n)		8,737,000	9,414,117
KazMunaiGaz Finance B.V., 7%, 2020		1,100,000	1,185,250
Metinvest B.V., 10.25%, 2015 (n)		4,596,000	4,745,370
TuranAlem Finance B.V., 8.25%, 2037 (d)		2,920,000	1,416,200

			$75,301,350
Malaysia - 0.5%
Petronas Capital Ltd., 5.25%, 2019 (n)		$7,675,000	$8,282,714
Petronas Capital Ltd., 5.25%, 2019		5,728,000	6,181,549

			$14,464,263
Mexico - 7.8%
Alestra S.A. de R.L. de C.V., 11.75%, 2014		$4,349,000	$4,827,390
Axtel S.A.B. de C.V., 9%, 2019 (n)		6,209,000	5,619,145
Axtel S.A.B. de C.V., 9%, 2019		3,100,000	2,805,500
BBVA Bancomer S.A. Texas, 7.25%, 2020		300,000	314,724
CEMEX Finance LLC, 9.5%, 2016 (n)		9,213,000	8,959,642
Corporacion GEO S.A.B. de C.V., 8.875%, 2014 (n)		1,474,000	1,577,180
Corporacion GEO S.A.B. de C.V., 9.25%, 2020 (z)		7,630,000	8,259,475

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Foreign Bonds - continued
Mexico - continued
Financiera Independencia, 10%, 2015 (n)	$774,000	$750,780
Grupo Financiero BBVA Bancomer S.A. de C.V., 7.25%, 2020 (n)	7,040,000	7,385,530
Grupo Papelero Scribe S.A., 8.875%, 2020 (n)	3,773,000	3,376,835
Grupo Papelero Scribe S.A., 8.875%, 2020	3,062,000	2,740,490
Pemex Project Funding Master Trust, 5.75%, 2018	28,876,000	30,605,413
Pemex Project Funding Master Trust, 6.625%, 2035	42,891,000	45,143,292
Pemex Project Funding Master Trust, 6.625%, 2038	6,151,000	6,396,443
Petroleos Mexicanos, 6%, 2020 (n)	7,982,000	8,520,785
Petroleos Mexicanos, 5.5%, 2021 (z)	20,975,000	21,583,275
United Mexican States, 5.95%, 2019	6,764,000	7,636,556
United Mexican States, 5.125%, 2020	17,017,000	18,165,648
United Mexican States, 6.05%, 2040	16,772,000	18,214,392
Urbi Desarrollos Urbanos S.A. de C.V., 9.5%, 2020 (n)	2,384,000	2,575,912

		$205,458,407
Panama - 1.9%
Newland International Properties Corp., 9.5%, 2014	$4,134,000	$3,689,595
Panama Canal Railway Co., 7%, 2026	5,789,688	4,979,132
Panama Canal Railway Co., 7%, 2026 (n)	1,915,314	1,647,170
Republic of Panama, 8.875%, 2027	10,355,000	14,419,337
Republic of Panama, 9.375%, 2029	12,689,000	18,367,327
Republic of Panama, 6.7%, 2036	5,293,000	6,192,810

		$49,295,371
Peru - 2.3%
Banco Internacional del Peru, 8.5% to 2020, FRN to 2070 (n)	$3,619,000	$3,770,998
Corporacion Pesquera Inca S.A.C., 9%, 2017	100,000	100,125
Corporacion Pesquera Inca S.A.C., 9%, 2017 (n)	2,789,000	2,792,486
IIRSA Norte Finance Ltd., 8.75%, 2024	7,553,584	8,648,854
IIRSA Norte Finance Ltd., 8.75%, 2024 (n)	1,170,480	1,340,199
Peru Enhanced Pass-Through Finance Ltd., 0%, 2018	9,630,124	7,704,099
Republic of Peru, 7.35%, 2025	14,519,000	18,148,750
Southern Copper Corp., 5.375%, 2020	5,247,000	5,397,584
Southern Copper Corp., 7.5%, 2035	11,670,000	13,153,677

		$61,056,772
Philippines - 5.1%
National Power Corp., 6.875%, 2016 (n)	$477,000	$539,010
National Power Corp., 8.4%, 2016	786,000	911,760
Power Sector Assets & Liabilities Management Corp., 7.39%, 2024 (n)	6,493,000	7,523,764

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Foreign Bonds - continued
Philippines - continued
Republic of Philippines, 9.375%, 2017	$10,515,000	$13,722,075
Republic of Philippines, 6.5%, 2020	13,340,000	15,425,042
Republic of Philippines, 7.5%, 2024	12,949,000	15,927,270
Republic of Philippines, 10.625%, 2025	10,606,000	16,147,635
Republic of Philippines, 6.375%, 2032	17,013,000	18,629,235
Republic of Philippines, 6.375%, 2034	42,154,000	46,369,400

		$135,195,191
Poland - 0.3%
CEDC Finance Corp. International, Inc., 9.125%, 2016 (n)	$6,669,000	$6,802,380

Qatar - 1.5%
Qatari Diar Finance Q.S.C., 5%, 2020 (z)	$12,371,000	$12,469,968
Qtel International Finance Ltd., 7.875%, 2019	3,831,000	4,509,351
Qtel International Finance Ltd., 7.875%, 2019 (n)	2,628,000	3,093,337
Ras Laffan Liquefied Natural Gas Co. Ltd., 6.75%, 2019	3,750,000	4,359,720
Ras Laffan Liquefied Natural Gas Co. Ltd., 6.75%, 2019 (n)	5,713,000	6,641,888
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.298%, 2020	7,343,000	7,838,653

		$38,912,917
Russia - 13.4%
Bank of Moscow Capital PLC, 6.699%, 2015 (n)	$9,033,000	$9,100,747
Gaz Capital S.A., 8.125%, 2014	42,899,000	48,261,375
Gaz Capital S.A., 8.125%, 2014 (n)	2,430,000	2,733,750
Gaz Capital S.A., 8.146%, 2018	12,550,000	14,244,250
Gaz Capital S.A., 9.25%, 2019	27,118,000	32,644,648
MTS International Funding Ltd., 8.625%, 2020 (z)	6,275,000	6,991,605
OAO Gazprom, 6.51%, 2022	7,793,000	7,842,096
OJSC Russian Agricultural Bank (RSHB Capital S.A.), 6.299%, 2017	5,959,000	6,093,078
Russian Federation, 5%, 2020 (n)	32,400,000	32,643,000
Russian Federation, 5%, 2020	2,700,000	2,720,250
Russian Federation, 7.5%, 2030	119,705,600	138,822,585
VEB Finance Ltd., 6.902%, 2020 (z)	31,165,000	32,925,823
VEB Finance Ltd., 6.902%, 2020	707,000	746,946
VTB Capital S.A., 6.465%, 2015 (n)	12,901,000	13,272,549
VTB Capital S.A., 6.465%, 2015	2,650,000	2,726,320

		$351,769,022

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Foreign Bonds - continued
Serbia - 0.6%
Republic of Serbia, 6.75%, 2024	$15,940,334	$15,462,124
Singapore - 0.1%
DBS Capital Funding Corp., 7.675% to 2011, FRN to 2049	$2,157,000	$2,199,979
South Africa - 1.6%
Myriad International Holdings B.V., 6.375%, 2017 (z)	$11,972,000	$12,301,230
Republic of South Africa, 6.875%, 2019	5,145,000	6,064,669
Republic of South Africa, 5.5%, 2020	22,678,000	24,265,460

		$42,631,359
South Korea - 0.1%
Export-Import Bank of Korea, 5.125%, 2020	$3,678,000	$3,872,824
Supranational - 0.4%
Eurasian Development Bank, 7.375%, 2014 (n)	$4,174,000	$4,447,397
Eurasian Development Bank, 7.375%, 2014	5,688,000	6,060,564

		$10,507,961
Trinidad & Tobago - 1.5%
Petroleum Co. of Trinidad & Tobago Ltd., 9.75%, 2019 (n)	$11,383,000	$13,346,568
Petroleum Co. of Trinidad & Tobago Ltd., 9.75%, 2019	14,115,000	16,549,838
Petroleum Co. of Trinidad & Tobago Ltd., 6%, 2022	10,316,000	10,006,520

		$39,902,926
Turkey - 7.5%
Republic of Turkey, 7.25%, 2015	$3,895,000	$4,484,119
Republic of Turkey, 7.5%, 2017	6,842,000	8,073,560
Republic of Turkey, 6.75%, 2018	3,359,000	3,820,862
Republic of Turkey, 7%, 2019	14,384,000	16,541,600
Republic of Turkey, 7.5%, 2019	16,850,000	20,009,375
Republic of Turkey, 5.625%, 2021	47,058,000	48,587,385
Republic of Turkey, 7.375%, 2025	31,453,000	36,878,642
Republic of Turkey, 11.875%, 2030	7,969,000	13,328,152
Republic of Turkey, 8%, 2034	17,797,000	21,756,832
Republic of Turkey, 7.25%, 2038	8,462,000	9,519,750
Republic of Turkey, 6.75%, 2040	12,919,000	13,677,991

		$196,678,268
Ukraine - 1.0%
Naftogaz Ukraine, 9.5%, 2014	$23,680,000	$25,752,710
United Arab Emirates - 0.3%
Dubai Electricity & Water Authority, 8.5%, 2015 (n)	$2,297,000	$2,424,807
Waha Aerospace B.V., 3.925%, 2020 (z)	6,371,000	6,392,661

		$8,817,468

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Foreign Bonds - continued
Uruguay - 1.6%
Republic of Uruguay, 8%, 2022	$23,540,728	$29,543,614
Republic of Uruguay, 7.625%, 2036	9,493,000	11,510,262

		$41,053,876
Venezuela - 4.5%
Petroleos de Venezuela S.A., 5.25%, 2017	$7,840,200	$4,743,321
Republic of Venezuela, 5.75%, 2016	28,916,000	19,807,460
Republic of Venezuela, 7%, 2018	22,973,000	14,932,450
Republic of Venezuela, 7.75%, 2019	54,634,000	36,795,999
Republic of Venezuela, 9%, 2023	14,643,000	10,067,063
Republic of Venezuela, 8.25%, 2024	17,191,000	11,062,409
Republic of Venezuela, 7.65%, 2025	27,078,000	16,517,580
Republic of Venezuela, 9.25%, 2027	5,176,000	3,773,304

		$117,699,586
Vietnam - 1.2%
Republic of Vietnam, 6.875%, 2016	$9,174,000	$10,191,920
Republic of Vietnam, 6.75%, 2020 (n)	7,719,000	8,490,900
Republic of Vietnam, 6.75%, 2020	11,748,000	12,922,800

		$31,605,620
Total Bonds (Identified Cost, $2,076,111,758)		$2,235,227,330

Issuer/Expiration Date/Strike Price	Par Amount
Call Options Purchased - 0.0%
USD Currency – September 2010 € 0.80 (Premiums Paid, $220,177)	$24,262,500	$109,885

Issuer	Shares/Par
Money Market Funds (v) - 13.2%
MFS Institutional Money Market Portfolio, 0.26%, at Cost and Net Asset Value	345,957,595	$345,957,595
Total Investments (Identified Cost, $2,422,289,530)		$2,581,294,810

Other Assets, Less Liabilities - 1.9%		50,180,618
Net Assets - 100.0%		$2,631,475,428

(d)	Non-income producing security – in default.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $435,218,251 representing 16.5% of net assets.

Portfolio of Investments – continued

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
Banco BMG S.A., 8.875%, 2020	7/29/10	$6,353,000	$6,354,957
Berau Capital Resources, 12.5%, 2015	7/26/10	7,740,082	7,832,826
Braskem S.A., 7%, 2020	7/21/10	6,226,354	6,234,730
CSN Resources S.A., 6.5%, 2020	7/14/10-7/26/10	14,800,900	15,082,330
Corporacion GEO S.A.B. de C.V., 9.25%, 2020	6/25/10-7/21/10	7,609,113	8,259,475
GOL Finance LLP, 9.25%, 2020	7/13/10	8,976,179	9,235,012
Globo Communicacoes e Participacoes S.A., 6.25%, 2049	4/14/10-7/28/10	5,554,854	5,602,470
Independencia International Ltd., 12%, 2016	5/08/08-6/30/10	35	5
Indosat Palapa Co. B.V., 7.375%, 2020	7/22/10	3,960,231	4,160,145
MTS International Funding Ltd., 8.625%, 2020	6/15/10-7/16/10	6,320,332	6,991,605
Myriad International Holdings B.V., 6.375%, 2017	7/22/10	11,972,000	12,301,230
Petroleos Mexicanos, 5.5%, 2021	7/13/10-7/29/10	20,800,493	21,583,275
Qatari Diar Finance Q.S.C., 5%, 2020	7/14/10	12,367,174	12,469,968
Republic of Croatia, 6.625%, 2020	7/06/10-7/23/10	25,958,741	27,841,643
State Bank of India, 4.5%, 2015	7/22/10	7,344,544	7,464,704
VEB Finance Ltd., 6.902%, 2020	7/01/10-7/26/10	31,815,882	32,925,823
Waha Aerospace B.V., 3.925%, 2020	7/21/10	6,371,000	6,392,661
Total Restricted Securities			$190,732,859
% of Net Assets			7.2%

The following abbreviations are used in this report and are defined:

CDI	Interbank Deposit Certificates
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

BRL	Brazilian Real
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
EUR	Euro
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Peso
PHP	Philippine Peso
TRY	Turkish Lira
TWD	Taiwan Dollar
ZAR	South African Rand

Portfolio of Investments – continued

Derivative Contracts at 7/31/10

Forward Foreign Currency Exchange Contracts at 7/31/10

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	BRL	Barclays Bank PLC	35,606,256	8/03/10-8/16/10	$20,054,858	$20,234,747	$179,889
BUY	BRL	Goldman Sachs International	9,784,488	9/02/10	5,485,194	5,523,500	38,306
BUY	BRL	HSBC Bank	8,534,000	8/16/10	4,818,746	4,837,121	18,375
SELL	BRL	Barclays Bank PLC	20,582,488	8/03/10	11,713,230	11,702,574	10,656
BUY	CNY	Barclays Bank PLC	10,995,000	10/18/10	1,622,878	1,623,301	423
BUY	CNY	JPMorgan Chase Bank N.A.	85,845,000	9/03/10	12,596,478	12,668,979	72,501
BUY	EUR	Barclays Bank PLC	18,567,000	9/15/10	24,067,288	24,194,651	127,363
BUY	EUR	HSBC Bank	14,561,531	10/12/10	18,708,000	18,973,713	265,713
BUY	EUR	UBS AG	30,648,000	9/15/10-10/12/10	38,798,047	39,936,835	1,138,788
BUY	IDR	Barclays Bank PLC	13,695,000,000	8/24/10	1,500,000	1,525,113	25,113
BUY	IDR	HSBC Bank	14,544,000,000	8/24/10	1,600,000	1,619,660	19,660
BUY	IDR	JPMorgan Chase Bank N.A.	159,766,049,000	8/24/10-10/15/10	17,502,257	17,664,910	162,653
BUY	IDR	Merrill Lynch International Bank	44,102,359,000	3/10/11	4,579,684	4,759,668	179,984
BUY	INR	HSBC Bank	364,602,000	9/29/10	7,767,405	7,788,608	21,203
BUY	MXN	Citibank N.A.	20,476,000	8/11/10-9/08/10	1,585,566	1,615,224	29,658
BUY	MXN	HSBC Bank	117,022,000	8/06/10-10/12/10	8,982,782	9,226,204	243,422
BUY	MXN	JPMorgan Chase Bank N.A.	209,563,410	8/06/10	15,997,940	16,552,254	554,314
BUY	MXN	Royal Bank of Scotland Group PLC	18,067,000	9/08/10	1,407,833	1,422,092	14,259
BUY	MXN	UBS AG	76,436,000	8/06/10	5,852,904	6,037,256	184,352
SELL	MXN	Goldman Sachs International	71,631,000	8/03/10	5,669,252	5,659,510	9,742
SELL	MXN	Royal Bank of Scotland Group PLC	75,006,000	8/11/10	5,990,655	5,921,216	69,439

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	PHP	Barclays Bank PLC	329,191,000	9/16/10	$7,079,377	$7,193,061	$113,684
BUY	PHP	Deutsche Bank AG	48,619,000	9/23/10	1,051,922	1,061,554	9,632
BUY	PHP	JPMorgan Chase Bank N.A.	456,251,346	8/18/10	9,873,433	10,000,507	127,074
BUY	TRY	HSBC Bank	47,106,414	8/11/10-8/23/10	29,641,036	31,196,472	1,555,436
BUY	TRY	JPMorgan Chase Bank N.A.	43,413,000	8/11/10-9/13/10	27,483,761	28,675,045	1,191,284
BUY	TRY	Royal Bank of Scotland Group PLC	4,324,000	8/11/10-9/13/10	2,726,294	2,861,522	135,228
BUY	TWD	Barclays Bank PLC	66,729,425	9/27/10-9/28/10	2,085,470	2,087,743	2,273
BUY	TWD	Deutsche Bank AG	136,741,000	9/28/10	4,271,287	4,278,219	6,932
BUY	ZAR	HSBC Bank	53,828,000	8/19/10	6,921,969	7,358,119	436,150
BUY	ZAR	JPMorgan Chase Bank N.A.	1,856,000	8/19/10	243,330	253,709	10,379

							$6,953,885

Liability Derivatives
BUY	BRL	Goldman Sachs International	9,784,488	8/03/10	$5,568,226	$5,563,161	$(5,065)
BUY	BRL	HSBC Bank	10,798,000	8/03/10	6,145,003	6,139,413	(5,590)
SELL	BRL	Barclays Bank PLC	9,419,768	8/03/10	5,297,362	5,355,793	(58,431)
SELL	BRL	Goldman Sachs International	9,784,488	8/03/10	5,521,720	5,563,161	(41,441)
SELL	BRL	HSBC Bank	21,963,000	8/03/10-9/02/10	12,367,914	12,442,234	(74,320)
BUY	CNY	Barclays Bank PLC	25,775,000	10/18/10	3,841,366	3,805,419	(35,947)
BUY	CNY	HSBC Bank	5,870,000	10/18/10	873,902	866,646	(7,256)
BUY	CNY	JPMorgan Chase Bank N.A.	47,454,000	10/18/10-4/18/11	7,072,454	7,008,581	(63,873)
SELL	COP	HSBC Bank	8,503,515,232	8/06/10	4,250,695	4,608,945	(358,250)
SELL	EUR	Barclays Bank PLC	8,037,000	9/15/10-10/12/10	9,840,255	10,472,796	(632,541)
SELL	EUR	HSBC Bank	5,764,000	9/14/10	6,964,064	7,511,081	(547,017)
SELL	EUR	JPMorgan Chase Bank N.A.	44,216,548	9/15/10-10/12/10	53,455,215	57,618,283	(4,163,068)
SELL	EUR	UBS AG	5,764,000	9/14/10	6,960,030	7,511,081	(551,051)
SELL	IDR	Barclays Bank PLC	102,593,210,000	9/14/10- 3/10/11	10,713,621	11,250,334	(536,713)
BUY	MXN	Goldman Sachs International	71,631,000	11/03/10	5,614,595	5,603,505	(11,090)

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives
BUY	MXN	JPMorgan Chase Bank N.A.	147,954,000	8/11/10	$11,730,929	$11,679,967	$(50,962)
BUY	MXN	Merrill Lynch International Bank	71,631,000	8/03/10	5,801,961	5,659,510	(142,451)
SELL	TRY	JPMorgan Chase Bank N.A.	1,857,000	8/11/10	1,176,433	1,230,202	(53,769)
BUY	TWD	Deutsche Bank AG	87,061,000	9/28/10	2,729,185	2,723,880	(5,305)
SELL	ZAR	HSBC Bank	55,760,000	8/19/10	7,309,431	7,622,217	(312,786)

							$(7,656,926)

Futures Contracts Outstanding at 7/31/10

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note Futures 2 yr (Short)	USD	244	$53,466,500	September-2010	$(302,041)

Swap Agreements at 7/31/10

Expiration		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Interest Rate Swaps
1/03/11	BRL	35,000,000	JPMorgan Chase Bank	10.33% (fixed rate)	CDI (floating rate)	$58,168
1/03/11	BRL	2,000,000	JPMorgan Chase Bank	10.25% (fixed rate)	CDI (floating rate)	1,818
1/03/11	BRL	2,000,000	JPMorgan Chase Bank	10.45% (fixed rate)	CDI (floating rate)	2,759
1/03/11	BRL	3,000,000	JPMorgan Chase Bank	10.55% (fixed rate)	CDI (floating rate)	2,272
1/03/11	BRL	8,930,000	JPMorgan Chase Bank	10.68% (fixed rate)	CDI (floating rate)	8,748

						$73,765

At July 31, 2010, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 7/31/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $2,076,331,935)	$2,235,337,215
Underlying funds, at cost and value	345,957,595
Total investments, at value (identified cost, $2,422,289,530)	$2,581,294,810
Cash	12,868,485
Restricted cash	3,866,400
Receivables for
Forward foreign currency exchange contracts	6,953,885
Investments sold	26,449,079
Fund shares sold	24,928,911
Interest and dividends	35,622,318
Swaps, at value	73,765
Other assets	6,316
Total assets	$2,692,063,969
Liabilities
Payables for
Distributions	$2,496,844
Forward foreign currency exchange contracts	7,656,926
Daily variation margin on open futures contracts	45,750
Investments purchased	44,791,907
Fund shares reacquired	4,096,032
Payable to affiliates
Investment adviser	154,519
Shareholder servicing costs	853,146
Distribution and service fees	47,507
Administrative services fee	3,095
Payable for independent Trustees’ compensation	6,011
Accrued expenses and other liabilities	436,804
Total liabilities	$60,588,541
Net assets	$2,631,475,428
Net assets consist of
Paid-in capital	$2,460,217,972
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	158,078,533
Accumulated net realized gain (loss) on investments and foreign currency transactions	17,014,440
Accumulated distributions in excess of net investment income	(3,835,517)
Net assets	$2,631,475,428
Shares of beneficial interest outstanding	177,916,583

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,014,704,552	68,577,162	$14.80
Class B	33,123,296	2,229,898	14.85
Class C	263,226,003	17,737,547	14.84
Class I	992,621,910	67,212,148	14.77
Class W	298,330,870	20,169,524	14.79
Class R1	233,035	15,684	14.86
Class R2	1,797,623	121,019	14.85
Class R3	2,980,591	201,364	14.80
Class R4	24,457,548	1,652,237	14.80

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $15.54 [100 / 95.25 x $14.80]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, W, R1, R2, R3, and R4.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 7/31/10

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$110,534,013
Dividends from underlying funds	438,142
Foreign taxes withheld	(153,092)
Total investment income	$110,819,063
Expenses
Management fee	$12,539,652
Distribution and service fees	3,839,020
Shareholder servicing costs	2,146,142
Administrative services fee	256,615
Independent Trustees’ compensation	38,054
Custodian fee	450,282
Shareholder communications	299,324
Auditing fees	61,762
Legal fees	26,004
Miscellaneous	397,555
Total expenses	$20,054,410
Fees paid indirectly	(5,957)
Reduction of expenses by investment adviser	(9,047)
Net expenses	$20,039,406
Net investment income	$90,779,657
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$58,884,932
Written option transactions	(83,191)
Futures contracts	(1,628,933)
Swap transactions	(123,701)
Foreign currency transactions	1,634,950
Net realized gain (loss) on investments and foreign currency transactions	$58,684,057
Change in unrealized appreciation (depreciation)
Investments	$121,686,859
Futures contracts	(288,496)
Swap transactions	73,765
Translation of assets and liabilities in foreign currencies	(1,609,063)
Net unrealized gain (loss) on investments and foreign currency translation	$119,863,065
Net realized and unrealized gain (loss) on investments and foreign currency	$178,547,122
Change in net assets from operations	$269,326,779

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended 7/31
	2010	2009
Change in net assets
From operations
Net investment income	$90,779,657	$29,193,305
Net realized gain (loss) on investments and foreign currency transactions	58,684,057	(22,416,321)
Net unrealized gain (loss) on investments and foreign currency translation	119,863,065	42,472,048
Change in net assets from operations	$269,326,779	$49,249,032
Distributions declared to shareholders
From net investment income	$(100,939,894)	$(31,552,817)
Change in net assets from fund share transactions	$1,686,120,740	$328,717,049
Total change in net assets	$1,854,507,625	$346,413,264
Net assets
At beginning of period	776,967,803	430,554,539
At end of period (including accumulated distributions in excess of net investment income of $3,835,517 and undistributed net investment income of $457,956, respectively)	$2,631,475,428	$776,967,803

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 7/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.16	$13.43	$13.75	$13.67	$13.90
Income (loss) from investment operations
Net investment income (d)	$0.75	$0.79	$0.80	$0.86	$0.72
Net realized and unrealized gain (loss) on investments and foreign currency	1.74	(0.18)	(0.05)	0.30	0.31
Total from investment operations	$2.49	$0.61	$0.75	$1.16	$1.03
Less distributions declared to shareholders
From net investment income	$(0.85)	$(0.88)	$(0.86)	$(0.89)	$(0.81)
From net realized gain on investments	—	—	(0.21)	(0.19)	(0.45)
Total distributions declared to shareholders	$(0.85)	$(0.88)	$(1.07)	$(1.08)	$(1.26)
Net asset value, end of period	$14.80	$13.16	$13.43	$13.75	$13.67
Total return (%) (r)(s)(t)	19.39	5.58	5.48	8.56	7.70
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.19	1.40	1.40	1.43	1.55
Expenses after expense reductions (f)	1.19	1.34	1.30	1.33	1.40
Net investment income	5.29	6.59	5.78	6.14	5.25
Portfolio turnover	100	109	112	125	156
Net assets at end of period (000 omitted)	$1,014,705	$405,619	$364,037	$318,682	$155,137

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 7/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.21	$13.48	$13.81	$13.71	$13.94
Income (loss) from investment operations
Net investment income (d)	$0.66	$0.71	$0.70	$0.77	$0.63
Net realized and unrealized gain (loss) on investments and foreign currency	1.72	(0.19)	(0.06)	0.31	0.29
Total from investment operations	$2.38	$0.52	$0.64	$1.08	$0.92
Less distributions declared to shareholders
From net investment income	$(0.74)	$(0.79)	$(0.76)	$(0.79)	$(0.70)
From net realized gain on investments	—	—	(0.21)	(0.19)	(0.45)
Total distributions declared to shareholders	$(0.74)	$(0.79)	$(0.97)	$(0.98)	$(1.15)
Net asset value, end of period	$14.85	$13.21	$13.48	$13.81	$13.71
Total return (%) (r)(s)(t)	18.46	4.81	4.62	7.90	6.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.94	2.10	2.05	2.08	2.20
Expenses after expense reductions (f)	1.94	2.10	2.05	2.08	2.15
Net investment income	4.61	5.88	5.07	5.44	4.54
Portfolio turnover	100	109	112	125	156
Net assets at end of period (000 omitted)	$33,123	$17,316	$19,042	$22,775	$20,511

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 7/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.20	$13.48	$13.80	$13.72	$13.95
Income (loss) from investment operations
Net investment income (d)	$0.63	$0.70	$0.69	$0.75	$0.62
Net realized and unrealized gain (loss) on investments and foreign currency	1.75	(0.19)	(0.04)	0.31	0.30
Total from investment operations	$2.38	$0.51	$0.65	$1.06	$0.92
Less distributions declared to shareholders
From net investment income	$(0.74)	$(0.79)	$(0.76)	$(0.79)	$(0.70)
From net realized gain on investments	—	—	(0.21)	(0.19)	(0.45)
Total distributions declared to shareholders	$(0.74)	$(0.79)	$(0.97)	$(0.98)	$(1.15)
Net asset value, end of period	$14.84	$13.20	$13.48	$13.80	$13.72
Total return (%) (r)(s)(t)	18.47	4.73	4.70	7.75	6.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.94	2.09	2.05	2.08	2.19
Expenses after expense reductions (f)	1.94	2.09	2.05	2.08	2.15
Net investment income	4.44	5.83	5.03	5.35	4.47
Portfolio turnover	100	109	112	125	156
Net assets at end of period (000 omitted)	$263,226	$53,151	$29,499	$27,060	$21,254

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 7/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$13.13	$13.42	$13.75	$13.65	$13.88
Income (loss) from investment operations
Net investment income (d)	$0.78	$0.83	$0.82	$0.92	$0.76
Net realized and unrealized gain (loss) on investments and foreign currency	1.74	(0.21)	(0.05)	0.29	0.30
Total from investment operations	$2.52	$0.62	$0.77	$1.21	$1.06
Less distributions declared to shareholders
From net investment income	$(0.88)	$(0.91)	$(0.89)	$(0.92)	$(0.84)
From net realized gain on investments	—	—	(0.21)	(0.19)	(0.45)
Total distributions declared to shareholders	$(0.88)	$(0.91)	$(1.10)	$(1.11)	$(1.29)
Net asset value, end of period	$14.77	$13.13	$13.42	$13.75	$13.65
Total return (%) (r)(s)	19.71	5.68	5.66	8.99	7.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	1.06	1.06	1.08	1.19
Expenses after expense reductions (f)	0.94	1.06	1.06	1.08	1.15
Net investment income	5.50	6.70	6.02	6.41	5.56
Portfolio turnover	100	109	112	125	156
Net assets at end of period (000 omitted)	$992,622	$279,983	$11,038	$8,518	$5,894

See Notes to Financial Statements

Financial Highlights – continued

Class W	Years ended 7/31
	2010	2009	2008	2007	2006 (i)
Net asset value, beginning of period	$13.15	$13.43	$13.74	$13.67	$13.72
Income (loss) from investment operations
Net investment income (d)	$0.75	$0.81	$0.81	$0.87	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	1.76	(0.19)	(0.03)	0.30	(0.02	)(g)
Total from investment operations	$2.51	$0.62	$0.78	$1.17	$0.14
Less distributions declared to shareholders
From net investment income	$(0.87)	$(0.90)	$(0.88)	$(0.91)	$(0.19)
From net realized gain on investments	—	—	(0.21)	(0.19)	—
Total distributions declared to shareholders	$(0.87)	$(0.90)	$(1.09)	$(1.10)	$(0.19)
Net asset value, end of period	$14.79	$13.15	$13.43	$13.74	$13.67
Total return (%) (r)(s)	19.57	5.66	5.71	8.64	1.07	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.18	1.16	1.18	1.29	(a)
Expenses after expense reductions (f)	1.03	1.17	1.16	1.18	1.25	(a)
Net investment income	5.26	6.64	5.87	6.04	4.72	(a)
Portfolio turnover	100	109	112	125	156
Net assets at end of period (000 omitted)	$298,331	$19,614	$6,938	$4,002	$101

Class R1	Years ended 7/31
	2010	2009 (i)
Net asset value, beginning of period	$13.21	$10.67
Income (loss) from investment operations
Net investment income (d)	$0.66	$0.48
Net realized and unrealized gain (loss) on investments and foreign currency	1.73	2.53	(g)
Total from investment operations	$2.39	$3.01
Less distributions declared to shareholders
From net investment income	$(0.74)	$(0.47)
Net asset value, end of period	$14.86	$13.21
Total return (%) (r)(s)	18.54	28.71	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.94	2.12	(a)
Expenses after expense reductions (f)	1.94	2.12	(a)
Net investment income	4.65	6.03	(a)
Portfolio turnover	100	109
Net assets at end of period (000 omitted)	$233	$130

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 7/31
	2010	2009 (i)
Net asset value, beginning of period	$13.21	$10.67
Income (loss) from investment operations
Net investment income (d)	$0.72	$0.52
Net realized and unrealized gain (loss) on investments and foreign currency	1.74	2.53	(g)
Total from investment operations	$2.46	$3.05
Less distributions declared to shareholders
From net investment income	$(0.82)	$(0.51)
Net asset value, end of period	$14.85	$13.21
Total return (%) (r)(s)	19.04	29.13	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.46	1.59	(a)
Expenses after expense reductions (f)	1.46	1.59	(a)
Net investment income	5.07	6.30	(a)
Portfolio turnover	100	109
Net assets at end of period (000 omitted)	$1,798	$689

Class R3	Years ended 7/31
	2010	2009 (i)
Net asset value, beginning of period	$13.16	$10.63
Income (loss) from investment operations
Net investment income (d)	$0.74	$0.53
Net realized and unrealized gain (loss) on investments and foreign currency	1.75	2.53	(g)
Total from investment operations	$2.49	$3.06
Less distributions declared to shareholders
From net investment income	$(0.85)	$(0.53)
Net asset value, end of period	$14.80	$13.16
Total return (%) (r)(s)	19.39	29.33	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.20	1.35	(a)
Expenses after expense reductions (f)	1.20	1.35	(a)
Net investment income	5.15	6.68	(a)
Portfolio turnover	100	109
Net assets at end of period (000 omitted)	$2,981	$336

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 7/31
	2010	2009 (i)
Net asset value, beginning of period	$13.16	$10.63
Income (loss) from investment operations
Net investment income (d)	$0.72	$0.56
Net realized and unrealized gain (loss) on investments and foreign currency	1.80	2.52	(g)
Total from investment operations	$2.52	$3.08
Less distributions declared to shareholders
From net investment income	$(0.88)	$(0.55)
Net asset value, end of period	$14.80	$13.16
Total return (%) (r)(s)	19.68	29.54	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.12	(a)
Expenses after expense reductions (f)	1.02	1.12	(a)
Net investment income	5.00	7.02	(a)
Portfolio turnover	100	109
Net assets at end of period (000 omitted)	$24,458	$130

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, May 1, 2006 (Class W) and December 1, 2008 (Classes R1, R2, R3 and R4), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(unaudited)

(1)	Business and Organization

MFS Emerging Markets Debt Fund (the fund) is a series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for

Notes to Financial Statements (unaudited) – continued

a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same

Notes to Financial Statements (unaudited) – continued

investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of July 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Non-U.S. Sovereign Debt	$—	$1,826,554,195	$—	$1,826,554,195
Foreign Bonds	—	408,673,135	—	408,673,135
Purchased Currency Options	—	109,885	—	109,885
Mutual Funds	345,957,595	—	—	345,957,595
Total Investments	$345,957,595	$2,235,337,215	$—	$2,581,294,810

Other Financial Instruments
Futures	$(302,041)	$—	$—	$(302,041)
Swaps	—	73,765	—	73,765
Forward Currency Contracts	—	(703,041)	—	(703,041)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments

Notes to Financial Statements (unaudited) – continued

that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at July 31, 2010 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative	Asset Derivatives	Liability Derivatives
Interest Rate Contracts	Interest Rate Futures	$—	$(302,041)
Interest Rate Contracts	Interest Rate Swaps	73,765	—
Foreign Exchange Contracts	Forward Foreign Currency Exchange Contracts	6,953,885	(7,656,926)
Foreign Exchange Contracts	Purchased Currency Options	109,885	—
Total		$7,137,535	$(7,958,967)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities. The value of futures contracts outstanding includes cumulative appreciation/depreciation as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

Notes to Financial Statements (unaudited) – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended July 31, 2010 as reported in the Statement of Operations:

	Futures Contracts	Swap Transactions	Foreign Currency Transactions	Investment Transactions (Purchased Options)	Written Options
Interest Rate Contracts	$(1,628,933)	$(123,701)	$—	$—	$—
Foreign Exchange Contracts	—	—	1,400,612	257,626	(83,191)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for year ended July 31, 2010 as reported in the Statement of Operations:

	Futures Contracts	Swap Transactions	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate Contracts	$(288,496)	$73,765	$—	$—
Foreign Exchange Contracts	—	—	(1,600,684)	(110,292)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral

Notes to Financial Statements (unaudited) – continued

terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund writes call or put options on securities for which it believes the premium received exceeds the potential loss that would result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability on the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Notes to Financial Statements (unaudited) – continued

Written Option Transactions

	Number or amount of contracts		Premiums received
Outstanding, beginning of period		—	$—
Options written	EUR	13,308,498	149,089
	INR	849,555,000	46,384
Options closed	EUR	(13,308,498)	(149,089)
Options expired	INR	(849,555,000)	(46,384)
Outstanding, end of period		—	$—

Purchased Options – The fund may purchase call or put options for a premium. Purchased options entitle the holder to buy or sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased option, the premium paid is either added to the cost of the security or financial instrument in the case of a call option, or offset against the proceeds on the sale of the underlying security or financial instrument in the case of a put option, in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund may use futures contracts to gain or to hedge against broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a

Notes to Financial Statements (unaudited) – continued

certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. The fund’s maximum risk due to counterparty credit risk is the notional amount of the contract. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Notes to Financial Statements (unaudited) – continued

Swap Agreements – The fund may enter into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund may enter into an interest rate swap in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.

The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an

Notes to Financial Statements (unaudited) – continued

amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Notes to Financial Statements (unaudited) – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended July 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, derivative transactions, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	7/31/10	7/31/09
Ordinary income (including any short-term capital gains)	$100,939,894	$31,552,817

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 7/31/10
Cost of investments	$2,434,402,469
Gross appreciation	150,731,309
Gross depreciation	(3,838,968)
Net unrealized appreciation (depreciation)	$146,892,341

Undistributed ordinary income	34,664,132
Other temporary differences	(10,299,017)

Notes to Financial Statements (unaudited) – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 7/31/10	Year ended 7/31/09
Class A	$42,595,387	$21,908,392
Class B	1,365,160	1,014,833
Class C	8,027,538	1,834,163
Class I	39,005,902	6,237,638
Class W	9,555,177	530,028
Class R1	10,581	4,488
Class R2	59,757	12,921
Class R3	92,276	5,117
Class R4	228,116	5,237
Total	$100,939,894	$31,552,817

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

The management fee incurred for the year ended July 31, 2010 was equivalent to an annual effective rate of 0.73% of the fund’s average daily net assets.

Effective December 1, 2010, the investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2011.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fee, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses do not exceed 0.40%

Notes to Financial Statements (unaudited) – continued

annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2011. For the year ended July 31, 2010, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $678,095 for the year ended July 31, 2010, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,812,649
Class B	0.75%	0.25%	1.00%	1.00%	263,337
Class C	0.75%	0.25%	1.00%	1.00%	1,589,810
Class W	0.10%	—	0.10%	0.10%	161,891
Class R1	0.75%	0.25%	1.00%	1.00%	2,019
Class R2	0.25%	0.25%	0.50%	0.50%	5,278
Class R3	—	0.25%	0.25%	0.25%	4,036
Total Distribution and Service Fees					$3,839,020

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended July 31, 2010 based on each class’ average daily net assets.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder

Notes to Financial Statements (unaudited) – continued

redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended July 31, 2010, were as follows:

Amount
Class A	$34,827
Class B	30,135
Class C	56,033

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended July 31, 2010, the fee was $487,861, which equated to 0.0284% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended July 31, 2010, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,212,105.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended July 31, 2010, these costs for the fund amounted to $446,176 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended July 31, 2010 was equivalent to an annual effective rate of 0.0149% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services

Notes to Financial Statements (unaudited) – continued

to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended July 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $14,771 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $9,047, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $2,756,893,819 and $1,487,001,103, respectively.

Notes to Financial Statements (unaudited) – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 7/31/10		Year ended 7/31/09 (i)
	Shares	Amount	Shares	Amount
Shares sold
Class A	60,392,608	$854,569,496	20,761,783	$253,614,248
Class B	1,373,885	19,483,036	366,633	4,518,436
Class C	14,814,837	210,517,944	2,427,192	30,332,598
Class I	58,996,867	835,323,362	21,028,154	244,447,354
Class W	24,576,251	348,560,488	1,164,533	14,660,676
Class R1	8,553	122,422	9,476	101,318
Class R2	92,430	1,315,629	51,111	608,705
Class R3	212,403	3,007,845	25,097	304,897
Class R4	1,713,914	24,335,364	9,407	100,000
	162,181,748	$2,297,235,586	45,843,386	$548,688,232
Shares issued to shareholders in reinvestment of distributions
Class A	2,514,149	$35,672,983	1,627,379	$19,149,669
Class B	72,547	1,031,701	69,284	816,403
Class C	345,583	4,929,623	99,065	1,177,556
Class I	1,859,668	26,381,833	401,995	5,018,695
Class W	641,646	9,147,500	39,965	478,351
Class R1	743	10,567	372	4,488
Class R2	4,197	59,757	1,034	12,921
Class R3	6,474	92,515	425	5,117
Class R4	15,513	224,435	436	5,237
	5,460,520	$77,550,914	2,239,955	$26,668,437
Shares reacquired
Class A	(25,157,703)	$(353,769,267)	(18,657,342)	$(218,589,133)
Class B	(527,739)	(7,549,875)	(537,273)	(6,292,117)
Class C	(1,449,973)	(20,632,548)	(687,905)	(8,023,181)
Class I	(14,966,435)	(212,045,538)	(930,544)	(11,057,195)
Class W	(6,539,492)	(92,362,852)	(229,941)	(2,677,969)
Class R1	(3,460)	(50,542)	—	—
Class R2	(27,752)	(393,606)	(1)	(11)
Class R3	(43,034)	(618,748)	(1)	(14)
Class R4	(87,033)	(1,242,784)	—	—
	(48,802,621)	$(688,665,760)	(21,043,007)	$(246,639,620)

Notes to Financial Statements (unaudited) – continued

	Year ended 7/31/10		Year ended 7/31/09 (i)
	Shares	Amount	Shares	Amount
Net change
Class A	37,749,054	$536,473,212	3,731,820	$54,174,784
Class B	918,693	12,964,862	(101,356)	(957,278)
Class C	13,710,447	194,815,019	1,838,352	23,486,973
Class I	45,890,100	649,659,657	20,499,605	238,408,854
Class W	18,678,405	265,345,136	974,557	12,461,058
Class R1	5,836	82,447	9,848	105,806
Class R2	68,875	981,780	52,144	621,615
Class R3	175,843	2,481,612	25,521	310,000
Class R4	1,642,394	23,317,015	9,843	105,237
	118,839,647	$1,686,120,740	27,040,334	$328,717,049

(i)	For the period from the class’ inception, December 1, 2008 (Classes R1, R2, R3 and R4), through the stated period end.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Conservative Allocation Fund, MFS Growth Allocation Fund and the MFS Moderate Allocation Fund, were the owners of record of approximately 1%, 3% and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund and the MFS Lifetime Retirement Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended July 31, 2010, the fund’s commitment fee and interest expense were $20,678 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

Notes to Financial Statements (unaudited) – continued

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	27,263,418	1,089,942,542	(771,248,365)	345,957,595

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$438,142	$345,957,595

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of MFS Emerging Markets Debt Fund:

We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Debt Fund (the Fund) (one of the portfolios comprising MFS Series Trust X), including the portfolio of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Emerging Markets Debt Fund at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 16, 2010

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of September 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
Ward Brown
Matthew Ryan

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2009 relative to the Lipper performance universe.

Board Review of Investment Advisory Agreement – continued

Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. MFS has agreed in writing to reduce its advisory fee on average daily net assets over $2.5 billion, which may not be changed without the Trustees’ approval.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as

Board Review of Investment Advisory Agreement – continued

well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

Board Review of Investment Advisory Agreement – continued

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2010 by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011.

The fund designates $6,577,000 as capital gain dividends paid during the fiscal year.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and literature Shareholders 1-800-225-2606	c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Investment professionals
1-800-343-2829

Retirement plan services
1-800-637-1255

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to certain series of the Registrant (the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended July 31, 2010 and 2009, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2010	2009
Fees billed by E&Y:
MFS Emerging Markets Debt Fund	50,085	49,119
Total	50,085	49,119

For the fiscal years ended July 31, 2010 and 2009, fees billed by E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2010	2009	2010	2009	2010	2009
Fees billed by E&Y:
To MFS Emerging Markets Debt Fund	0	0	9,105	9,426	0	0
Total fees billed by E&Y To above Fund:	0	0	9,105	9,426	0	0
To MFS and MFS Related Entities of MFS Emerging Markets Debt Fund*	0	0	0	0	0	0
Aggregate fees for non-audit services:

	2010		2009[4]
To MFS Emerging Markets Debt Fund, MFS and MFS Related Entities#	170,893		261,068

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]	E&Y fees reported in 2009 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended July 31, 2009.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: September 16, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: September 16, 2010

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: September 16, 2010

*	Print name and title of each signing officer under his or her signature.